Quarterly Holdings Report
for
Fidelity Freedom® Blend Income Fund
June 30, 2024
FBF-YIN-NPRT1-0824
1.9892459.105
U.S. Treasury Obligations - 0.1%
	Principal Amount (a)	Value ($)
U.S. Treasury Bills, yield at date of purchase 5.31% to 5.33% 7/25/24 to 9/19/24 (b) (Cost $189,049)	190,000	189,053

Domestic Equity Funds - 10.3%
	Shares	Value ($)
Fidelity Series Blue Chip Growth Fund (c)	144,935	2,862,474
Fidelity Series Commodity Strategy Fund (c)	11,332	1,102,267
Fidelity Series Large Cap Growth Index Fund (c)	78,543	1,812,765
Fidelity Series Large Cap Stock Fund (c)	83,925	1,925,238
Fidelity Series Large Cap Value Index Fund (c)	219,654	3,441,980
Fidelity Series Small Cap Core Fund (c)	12,785	147,289
Fidelity Series Small Cap Opportunities Fund (c)	45,354	677,594
Fidelity Series Value Discovery Fund (c)	83,030	1,270,360
TOTAL DOMESTIC EQUITY FUNDS (Cost $10,729,665)		13,239,967

International Equity Funds - 13.1%
	Shares	Value ($)
Fidelity Series Canada Fund (c)	55,828	842,447
Fidelity Series Emerging Markets Fund (c)	148,758	1,370,065
Fidelity Series Emerging Markets Opportunities Fund (c)	291,170	5,476,899
Fidelity Series International Growth Fund (c)	118,436	2,169,742
Fidelity Series International Index Fund (c)	65,873	817,484
Fidelity Series International Small Cap Fund (c)	108,858	1,856,030
Fidelity Series International Value Fund (c)	173,113	2,188,147
Fidelity Series Overseas Fund (c)	154,414	2,172,608
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $14,350,963)		16,893,422

Bond Funds - 66.4%
	Shares	Value ($)
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund (c)	2,661,602	25,764,313
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (c)	8,311	63,411
Fidelity Series Corporate Bond Fund (c)	1,072,087	9,798,879
Fidelity Series Emerging Markets Debt Fund (c)	86,699	677,123
Fidelity Series Emerging Markets Debt Local Currency Fund (c)	23,587	208,744
Fidelity Series Floating Rate High Income Fund (c)	14,032	126,010
Fidelity Series Government Bond Index Fund (c)	1,659,620	15,002,969
Fidelity Series High Income Fund (c)	82,515	694,774
Fidelity Series International Developed Markets Bond Index Fund (c)	599,667	5,127,156
Fidelity Series Investment Grade Bond Fund (c)	1,490,086	14,722,053
Fidelity Series Investment Grade Securitized Fund (c)	1,086,077	9,546,620
Fidelity Series Long-Term Treasury Bond Index Fund (c)	652,876	3,584,289
Fidelity Series Real Estate Income Fund (c)	13,055	126,506
TOTAL BOND FUNDS (Cost $92,384,459)		85,442,847

Short-Term Funds - 10.1%
	Shares	Value ($)
Fidelity Cash Central Fund 5.38% (d)	76,347	76,363
Fidelity Series Government Money Market Fund 5.42% (c)(e)	2,623,346	2,623,346
Fidelity Series Short-Term Credit Fund (c)	239,786	2,366,684
Fidelity Series Treasury Bill Index Fund (c)	792,944	7,873,932
TOTAL SHORT-TERM FUNDS (Cost $12,965,258)		12,940,325

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $130,619,394)	128,705,614
NET OTHER ASSETS (LIABILITIES) - 0.0%	(23,868)
NET ASSETS - 100.0%	128,681,746

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE MSCI Emerging Markets Index Contracts (United States)	6	Sep 2024	326,460	(237)	(237)

Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	46	Sep 2024	5,059,281	20,189	20,189
CBOT 5-Year U.S. Treasury Note Contracts (United States)	28	Sep 2024	2,984,188	9,535	9,535

TOTAL TREASURY CONTRACTS					29,724

TOTAL PURCHASED					29,487

Sold

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	6	Sep 2024	1,656,450	(2,723)	(2,723)

TOTAL FUTURES CONTRACTS					26,764
The notional amount of futures purchased as a percentage of Net Assets is 6.5%
The notional amount of futures sold as a percentage of Net Assets is 1.3%

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $189,053.
(c)	Affiliated Fund
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(e)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.38%	62,790	450,751	437,174	1,203	(4)	-	76,363	0.0%
Total	62,790	450,751	437,174	1,203	(4)	-	76,363

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	18,765,444	8,551,324	1,731,695	9,737	4,751	174,489	25,764,313
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	46,848	137,126	115,179	18	(7,901)	2,517	63,411
Fidelity Series Blue Chip Growth Fund	1,929,679	736,016	152,849	-	824	348,804	2,862,474
Fidelity Series Canada Fund	622,769	264,435	81,605	-	(793)	37,641	842,447
Fidelity Series Commodity Strategy Fund	629,103	593,887	82,243	-	880	(39,360)	1,102,267
Fidelity Series Corporate Bond Fund	7,370,586	3,679,317	1,014,157	83,970	269	(237,136)	9,798,879
Fidelity Series Emerging Markets Debt Fund	495,381	238,479	43,333	7,648	110	(13,514)	677,123
Fidelity Series Emerging Markets Debt Local Currency Fund	160,024	66,020	11,792	-	(164)	(5,344)	208,744
Fidelity Series Emerging Markets Fund	1,024,969	424,845	164,528	-	2,492	82,287	1,370,065
Fidelity Series Emerging Markets Opportunities Fund	4,114,042	1,717,967	685,926	-	(11,590)	342,406	5,476,899
Fidelity Series Floating Rate High Income Fund	91,564	42,950	7,879	2,156	(17)	(608)	126,010
Fidelity Series Government Bond Index Fund	10,801,984	5,763,681	1,192,244	92,648	2,424	(372,876)	15,002,969
Fidelity Series Government Money Market Fund 5.42%	1,971,648	905,207	253,509	26,643	-	-	2,623,346
Fidelity Series High Income Fund	511,648	238,472	45,072	8,229	36	(10,310)	694,774
Fidelity Series International Developed Markets Bond Index Fund	3,681,113	1,907,099	313,168	43,096	(679)	(147,209)	5,127,156
Fidelity Series International Growth Fund	1,562,685	734,665	163,246	-	463	35,175	2,169,742
Fidelity Series International Index Fund	591,628	261,652	64,887	-	(122)	29,213	817,484
Fidelity Series International Small Cap Fund	1,411,183	563,066	117,742	-	(273)	(204)	1,856,030
Fidelity Series International Value Fund	1,570,116	667,201	153,798	-	736	103,892	2,188,147
Fidelity Series Investment Grade Bond Fund	10,871,915	5,600,845	1,358,375	119,755	1,691	(394,023)	14,722,053
Fidelity Series Investment Grade Securitized Fund	7,194,047	3,579,137	961,483	78,380	(6,047)	(259,034)	9,546,620
Fidelity Series Large Cap Growth Index Fund	1,212,706	443,893	96,737	3,000	340	252,563	1,812,765
Fidelity Series Large Cap Stock Fund	1,288,376	553,638	89,161	-	888	171,497	1,925,238
Fidelity Series Large Cap Value Index Fund	2,320,463	1,210,720	158,503	-	409	68,891	3,441,980
Fidelity Series Long-Term Treasury Bond Index Fund	3,145,065	1,338,974	739,207	24,538	(274,322)	113,779	3,584,289
Fidelity Series Overseas Fund	1,566,331	679,133	182,025	-	446	108,723	2,172,608
Fidelity Series Real Estate Income Fund	92,115	41,997	7,879	1,643	(17)	290	126,506
Fidelity Series Short-Term Credit Fund	1,941,997	645,941	227,178	19,081	1,158	4,766	2,366,684
Fidelity Series Small Cap Core Fund	13,433	132,997	-	626	-	859	147,289
Fidelity Series Small Cap Opportunities Fund	557,368	160,042	53,490	-	1,541	12,133	677,594
Fidelity Series Treasury Bill Index Fund	5,945,101	2,634,792	703,677	78,426	(978)	(1,306)	7,873,932
Fidelity Series Value Discovery Fund	838,987	484,468	58,423	-	1,975	3,353	1,270,360
	94,340,318	44,999,986	11,030,990	599,594	(281,470)	412,354	128,440,198

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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